UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                      December 15, 2020

K12 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of K12 Inc. (the “Company”) was held on December 15, 2020.  The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to this meeting, which describe in detail each of the three proposals submitted to stockholders at the meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal 1:  Election of Directors

The ten nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Aida M. Alvarez	25,346,514	3,453,075	3,914,334
Craig R. Barrett	28,670,877	128,712	3,914,334
Guillermo Bron	28,483,963	315,626	3,914,334
Robert L. Cohen	28,672,087	127,502	3,914,334
Nathaniel A. Davis	28,052,221	747,368	3,914,334
John M. Engler	28,283,274	516,315	3,914,334
Steven B. Fink	26,659,449	2,140,140	3,914,334
Victoria D. Harker	21,529,742	7,269,847	3,914,334
Robert E. Knowling, Jr.	28,206,002	593,587	3,914,334
Liza McFadden	28,488,853	310,736	3,914,334

Proposal 2:  Advisory Vote to Approve Named Executive Officer Compensation

The compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement, was not approved on an advisory basis (non-binding). There were 6,341,863 votes for, 22,362,749 votes against, 94,977 abstentions and 3,914,334 broker non-votes.

Proposal 3:  Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021 was ratified with 32,338,713 votes for, 278,868 votes against, 96,342 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

Date: December 15, 2020	By:	/s/ Vincent W. Mathis
	Name:	Vincent W. Mathis
	Title:	Executive Vice President, General Counsel and Secretary